EXHIBIT 10.68


                    FIRST AMENDMENT TO THE
                          AST RESEARCH, INC.
                    PROFIT SHARING PLUS PLAN

     This Amendment by AST Research, Inc. (hereinafter referred to as the "Company") is made with reference to the following facts:

     Effective July 1, 1989, the Company adopted the amended and restated AST Research, Inc. Profit Sharing Plus Plan (hereinafter the "Plan") which reserves to the Company the right to amend the Plan (Section 11.1 thereof). The Company has executed this Amendment for purposes of amending the Plan in the manner hereinafter provided.

     NOW, THEREFORE, the Plan is hereby amended as follows:

                         I.

     Effective January 1, 1996, Section 1.20 of the Plan is amended in its entirety as follows:

     "Beginning January 1, 1996, and each Fiscal Year thereafter, `Fiscal Year' means the 52/53 week period ending on the Saturday closest December 31. Prior to January 1, 1996, `Fiscal Year' means the 52/53 week ending on the Saturday closest to June 30."

                         II.

     Effective January 1, 1996, Section 1.29 of the Plan is amended in its entirety as follows:

     "Beginning January 1, 1996, and each calendar year thereafter, `Plan Year' means the calendar year. Prior to January 1, 1996, Plan Year means the twelve month period commencing each July 1 and ending each June 30 from and after July 1, 1989. The period June 30, 1995, through December 31, 1995, shall be a short Plan Year period. For the period beginning June 27, 1992, and ending June 26, 1993, Plan Year means the 52/53 week period ending on that Saturday, June 26, 1993."


     IN WITNESS WHEREOF, AST Research, Inc. has executed this First Amendment effective as set forth herein.

Dated: 3/20/96                               AST RESEARCH, INC.

                                        By:    /s/Dennis R. Leibel
                                        Title: Senior Vice President,
                                               Legal, Administration and
                                                 Secretary